Exhibit 10

AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT

        This Amendment No. 1 to Forbearance Agreement (the “Amendment No. 1”) is made as of the 13th day of September, 2005, by and among O’Sullivan Industries, Inc. (“O’Sullivan”), a Delaware corporation, O’Sullivan Industries Holdings, Inc. (“Holdings”), a Delaware corporation, O’Sullivan Industries — Virginia, Inc. (“OIV”), a Virginia corporation, O’Sullivan Furniture Factory Outlet, Inc., a Missouri Corporation (“OFFO” and, collectively with O’Sullivan, Holdings, and OIV, the “Company”), GoldenTree Asset Management L.P., as investment advisor for certain Senior Secured Noteholders (“GoldenTree”), and Mast Credit Opportunities I, (Master) Ltd. (“Mast”).

        WHEREAS, the Company, GoldenTree, and Mast are parties to a Forbearance Agreement, dated as of August 12, 2005 (the “Forbearance Agreement”); and

        WHEREAS, the Company, GoldenTree, and Mast have engaged in good faith discussions regarding a restructuring of the Company’s financial obligations, intend to continue to do so during the Forbearance Period (as such term is defined in the Forbearance Agreement, as amended by this Amendment No. 1), and, to facilitate such discussions, wish to extend the Forbearance Period in accordance with the provisions of this Amendment No. 1;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1.        The date “September 15, 2005” appearing in Paragraph “E” in the “Background” section of the Forbearance Agreement is hereby deleted, and the date “September 30, 2005” is substituted in lieu thereof.

    2.        Without binding obligation, the parties agree to work together in good faith to consider a further extension of the Forbearance Period.

    3.        Except as amended by the provisions of this Amendment No. 1, the terms and provisions of the Forbearance Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the day and year first above written.

GOLDENTREE ASSET MANAGEMENT L.P., as investment advisor for the Senior Secured Noteholders listed on Exhibit "A" to the Forbearance Agreement

By:	/s/ Thomas A. Shandell
Name:	Thomas A. Shandell
Title:	Partner

MAST CREDIT OPPORTUNITIES I, (Master) Ltd.

By:	/s/ David Steinberg
Name:	David Steinberg
Title:	Partner

O'SULLIVAN INDUSTRIES, INC.

By:	/s/ Robert S. Parker
Name:	Robert S. Parker
Title:	President & CEO

O'SULLIVAN INDUSTRIES HOLDINGS, INC.

By:	/s/ Robert S. Parker
Name:	Robert S. Parker
Title:	President & CEO

O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

By:	/s/ Robert S. Parker
Name:	Robert S. Parker
Title:	President & CEO

O'SULLIVAN FURNITURE FACTORY OUTLET, INC.

By:	/s/ Robert S. Parker
Name:	Robert S. Parker
Title:	President & CEO